NATIXIS FUNDS

Supplement dated May 8, 2020 to the Natixis Funds Statements of Additional Information dated April 1, 2020 and May 1, 2020, as may be revised or supplemented from time to time, for the following funds:

AlphaSimplex Global Alternatives Fund	Loomis Sayles Strategic Alpha Fund

AlphaSimplex Managed Futures Strategy Fund	Mirova Global Green Bond Fund

AlphaSimplex Multi-Asset Fund	Mirova Global Sustainable Equity Fund

AlphaSimplex Tactical U.S. Market Fund	Mirova International Sustainable Equity Fund

Gateway Equity Call Premium Fund	Natixis Oakmark Fund

Gateway Fund	Natixis Oakmark International Fund

Loomis Sayles Global Growth Fund	Natixis U.S. Equity Opportunities Fund

Loomis Sayles High Income Fund	Vaughan Nelson Select Fund

Loomis Sayles Intermediate Municipal Bond Fund	Vaughan Nelson Small Cap Value Fund

Loomis Sayles Investment Grade Bond Fund	Vaughan Nelson Value Opportunity Fund

Loomis Sayles Senior Floating Rate and Fixed Income Fund

Effective immediately, the subsection entitled “Emerging Markets” within the section “Investment Strategies and Risks” is hereby amended and restated as follows:

Emerging Markets

Investments in foreign securities may include investments in emerging or developing countries whose economies or securities markets are not yet highly developed. The same or similar risks are seen in investments in companies that are located in developed markets but derive substantial revenues from emerging markets. The risks associated with investing in foreign securities are often heightened for investments in emerging market countries. These heightened risks include (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the small size of the markets for securities of emerging market issuers and the oftentimes low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies that may restrict a Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests or currency transfer restrictions; (iv) an economy’s dependence on revenues from particular commodities or on international aid or development assistance; (v) the absence of developed legal structures governing private or foreign investment and private property and/or less developed custodial and deposit systems and delays and disruptions in securities settlement procedures; and (vi) risks associated with the imposition of sanctions by the U.S. government. A Fund’s purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of a Fund, its Adviser or Subadviser (as applicable) and their affiliates, and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. These limitations may have a negative impact on a Fund’s performance and may adversely affect the liquidity of a Fund’s investment to the extent that it invests in certain emerging market countries. In addition, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain emerging market countries’ currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. If a Fund does not hedge the U.S. dollar value of securities it owns denominated in currencies that are devalued, the Fund’s NAV will be adversely affected. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

In determining whether to invest in securities of foreign issuers, an Adviser or Subadviser (as applicable) may consider the likely effects of foreign taxes on the net yield available to a Fund and its shareholders. Compliance with foreign tax laws may reduce a Fund’s net income available for distribution to shareholders.